CLOUGH FUNDS TRUST

SUPPLEMENT DATED SEPTEMBER 30, 2022 TO THE SUMMARY PROSPECTUS,
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2022

Robert Zdunczyk no longer serves as a co-portfolio manager of the Fund. Therefore, all references to Robert Zdunczyk as a co-portfolio manager of the Fund in the Summary Prospectus, Prospectus and Statement of Additional Information are hereby deleted. Charles I. Clough, Jr. continues as portfolio manager of the Fund. The portfolio manager is supported by the Adviser's Investment Review Committee and a broad team of investment professionals.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.